                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-65321, 33-64504, 33-31408, 33-50396 and
33-64196.





                                                         /s/ Arthur Andersen LLP

                                                         ARTHUR ANDERSEN LLP





Grand Rapids, Michigan
March 13, 1996



                                   Exhibit 23


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